UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2013

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1771 Post Road East, Westport, CT	06880
(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code (203) 522-3247

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Tirex Corporation is referred to herein as “we”, “our” or “us”.

Item 1.01    Entry into a Material Definitive Agreement

We have entered into a material definitive agreement (the “Agreement”) with Simpro S.p.A. of Brandizzo, Italy (Simpro). The Agreement represents the revival of a previous agreement with Simpro that grants Simpro exclusive manufacturing rights and non-exclusive marketing rights for the Tirex-created technology for the disintegration of scrap tires, which we refer to as the “TCS System”. The Simpro agreement, signed by Tirex President, John L. Threshie Jr., was ratified by the Registrant’s Board of Directors on December 10, 2013.

We will publicly disseminate a press release announcing the Simpro agreement after this Form 8-K is filed on SEC Edgar. The press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit 10.1    Agreement with Simpro

Exhibit 99.1    Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date December 11, 2013

The Tirex Corporation

/s/ John L. Threshie Jr

John L. Threshie Jr

President/CEO